Loss Per Share	9 Months Ended
Sep. 30, 2014
Loss Per Share [Abstract]
Loss Per Share

Note 5. Loss Per Share

The Company complies with ASC 260, Earnings Per Share, which requires dual presentation of basic and diluted income (loss) per ordinary share attributable to Stratasys Ltd. for all periods presented. Basic net income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares, outstanding for the reporting periods. Diluted net income per share is computed using the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period. Diluted shares outstanding include the dilutive effect of in-the-money options and restricted stock units (“RSUs”) using the treasury stock method, as well as, shares held back from issuance in connection with the MakerBot transaction.

The following table presents the numerator and denominator of the basic and diluted loss per share computations for the three and nine months ended September 30, 2014 and 2013:

(in thousands, except per share amounts)	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Numerator:
Net loss attributable to Stratasys Ltd.– for the computation
of basic and diluted net loss per share	$(31,328)	$(6,626)	$(27,414)	$(24,962)

Denominator:
Weighted average shares – denominator for basic and
diluted net loss per share	50,490	41,976	49,717	39,754

Net loss per share attributable to Stratasys Ltd.
Basic	$(0.62)	$(0.16)	$(0.55)	$(0.63)
Diluted	$(0.62)	$(0.16)	$(0.55)	$(0.63)

The computation of diluted net loss per share excluded stock options and RSUs and shares held back in connection with the MakerBot transaction to purchase 2.65 million and 3.36 million shares for the three and nine months ended September 30, 2014 and 2013, respectively, because their inclusion would have had an anti-dilutive effect on the diluted net loss per share.